                                                           [LOGO OF MASSMUTUAL]



                                                             MASSMUTUAL
                                                             Corporate Investors

                                                             1999 ANNUAL REPORT

UNMATCHED
   Integrity

                                                          STRONG
                                                           Performance

                         SOLID
                          FOUNDATION

INVESTMENT OBJECTIVE AND POLICY


MassMutual Corporate Investors, a closed-end investment company, was offered to the public in September 1971 and its shares are listed on the New York Stock Exchange. The share price of Corporate Investors can be found in the financial section of most newspapers as "MasCp" or "MassMuInv" under the New York Stock Exchange listings. The trading symbol is "MCI".

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield at the same time offering an opportunity for capital gains. The principal investments are long-term corporate debt obligations and occasionally preferred stocks purchased directly from issuers. These provide a fixed yield and potential capital gains through warrants, conversion rights, or other equity features which are a prerequisite to every private placement purchased.

Corporate Investors' current portfolio is characterized by broad industrial diversification. The entire portfolio is shown in the Schedule of Investments in the Financial Section of this Annual Report.

The Trust holds investments in a number of companies that are not publicly traded at this time. Capital gains may be realized on holdings of private companies through various methods, including directly negotiated sales, put options and initial public offerings of stock.

The Trust pays quarterly dividends and intends to distribute substantially all of its net income to shareholders each year. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Dividends are distributed in January, May, August and November.

MassMutual Corporate Investors' Annual Meeting of Shareholders is scheduled to be held on April 28, 2000 at 2:00 p.m. in Springfield, Massachusetts. We cordially invite all shareholders to attend.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

To Our Shareholders ..........................................................1
Tax Information ..............................................................4
Statement of Assets and Liabilities ..........................................6
Statement of Operations ......................................................7
Statement of Cash Flows ......................................................8
Statement of Changes in Net Assets ...........................................9
Selected Per Share Data .....................................................10
Schedule of Investments ..................................................11-27
Notes to Financial Statements ............................................28-30
Independent Auditors' Report ................................................31


MASSMUTUAL CORPORATE INVESTORS
1295 State Street
Springfield, Massachusetts 01111-0001
(413) 744-8480 . www.massmutual.com/mci

ADVISER
David L. Babson and Company, Incorporated

AUDITOR
Deloitte & Touche LLP
New York, New York  10281

CUSTODIAN
The Chase Manhattan Bank, N.A.

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673,
Denver, Colorado 80217-3673
1-800-647-7374


                                                              [LOGO OF MCI]

--------------------------------------------------------------------------------
TO OUR
  Shareholders


Photo of
Robert E. Joyal, CFA
President

Highlights of the Trust's results this year included increased net investment income, new private placement investments and short-term capital gains resulting in a special $1.03 per share dividend in addition to significant long-term gains retained by the Trust.


It is a pleasure to present to you MassMutual's Corporate Investors' Annual Report covering the year ended December 31, 1999. Highlights of the Trust's results this year included increased net investment income, new private placement investments and short-term capital gains resulting in a special $1.03 per share dividend in addition to significant long-term gains retained by the Trust.


REVIEW OF 1999

The current economic expansion, which began in the summer of 1991, will become the longest in the nation's history in the first quarter of 2000. The real rate of GDP growth in 1999 will exceed 4 percent but is unlikely to match the 4.6 percent rate of 1998. Still coming so late in the expansion it is genuinely impressive, and all the more so since price gains have remained moderate despite a sharp rise in oil prices.

1999 was a difficult year for bond funds in general. The year was characterized by an increasing interest rate environment. The yield on 10-year Treasuries increased from 4.65% on December 31, 1998 to 6.44% on December 31, 1999. The Lehman Brothers Government/Corporate Bond Index and the Merrill Lynch High Yield Bond Index returned -2.15% and 1.57% for the year, respectively. The S&P Industrial Stock Index returned 25.89% for the year, fueled largely by the technology sector.


                        MASSMUTUAL CORPORATE INVESTORS

                         Summary Financial Information

--------------------------------------------------------------------------------
                               YEAR ENDED       PER       YEAR ENDED       PER
                            DECEMBER 31, 1999  SHARE   DECEMBER 31, 1998  SHARE
--------------------------------------------------------------------------------
Total net assets              $188,960,760    $22.00     $205,019,403    $23.87

Net investment income         $ 15,435,683      1.80     $ 13,846,000      1.62

Realized gain                 $ 29,791,363      3.47     $ 19,546,596      2.28

Change in unrealized
 appreciation/depreciation    $(30,341,829)    (3.53)    $   (841,905)    (0.10)

Shares outstanding              8,587,495                  8,587,495

Key Ratios:
 Ratio of total expenses
 to average net assets              1.82%                      2.14%

 Ratio of operating expenses
 to average net assets              1.30%                      1.62%

 Portfolio turnover                   68%                        60%
--------------------------------------------------------------------------------

Photo of
Stuart H. Reese, CFA
Chairman



UNMATCHED
 Integrity



Photo of
Charles C. McCobb, CFA
Vice President and
Chief Financial Officer

The Trust's total return, which is calculated based on earnings and change in net asset value, was 7.53% for the year. Net assets decreased to $188,960,760 or $22.00 per share on December 31, 1999 from $205,019,403 or $23.87 the previous year.

1999 was another very active year for the Trust in terms of private placement activity. During the year the Trust closed on fourteen new private placement investments and completed additional fundings of eight existing private companies. During the fourth quarter the Trust added Directed Electronics, Inc., Fasteners for Retail, Inc., Nexell Therapeutics, Piping Supply Holdings, Inc. and Snyder Industries, Inc. (A brief description of each of these investments is provided in the Schedule of Investments). The fixed income portions of these investments have a weighted average coupon of approximately 12.4%.

As of December 31, 1999, private placement investments accounted for approximately 73% of the Trust's investments and increased to approximately 85% (based on market value) by the end of January. Private placements are the principal investment vehicle of the Trust and typically contain a fixed income component along with a call on the issuer's equity.

For the three months ended December 31, 1999, net investment income was $3,698,382 or $.44 per share, down from $4,072,977 or $.47 per share for the prior quarter. For the year net investment income increased significantly to $15,435,683 or $1.80 per share compared to $13,846,000 or $1.62 per share a year ago.

This was not only an outstanding year for the Trust in terms of new investment activity but also for the realization of gains from investments made in prior years. For the year ended December 31, 1999 the Trust realized over $29.7 million of gains or $3.47 per share. Some of the more notable gains included Mercury Computer Systems, Control Devices, Inc., Lloyd's Barbecue Company and Ardent Software.

Mercury Computer Systems is a designer and manufacturer of computer systems. We originally purchased a convertible note back in 1987. This year Mercury accounted for more than $10 million of the gains and the remainder of our holdings in Mercury were sold in January for an additional $2 million in gains. In total, the Trust realized approximately $15 million of gains on our original $1.5 million investment in Mercury.

Control Devices, Inc. is a producer of electromechanical circuit protection devices and photo-optic sensors. Our original investment of $2.7 million dates back to 1994 and consisted of a revolving credit facility, senior and subordinated notes along with common stock and warrants. The notes were prepaid in 1996. In March of this year the common shares were sold to a strategic buyer for $16.25

--------------------------------------------------------------------------------
TOTAL
 Annual Return

                                    [CHART]

                                                               Lehman Brothers
            MassMutual Corporate       S&P Industrial       Government/Corporate
                 Investors              Stock Index             Bond Index

1995               33.76                   34.64                  19.24
1996               15.42                   23.03                   2.90
1997               27.14                   31.04                   9.75
1998               17.12                   33.77                   9.46
1999                7.53                   25.89                  -2.15

per share. Our cost basis in this security was approximately $0.09 per share, giving the Trust a gain of $4.7 million.

Lloyd's Barbecue Company is a manufacturer and marketer of packaged barbecue meats and related products. We originally purchased $3.5 million of subordinated notes and partnership interests in September of 1997. In early 1999, Lloyd's was sold to multinational food company for a gain of over $4 million on our original investment.

We invested $3 million in Ardent Software in 1995 under the name Unidata, Inc. Unidata was a manufacturer and distributor of database management software. In 1998 Unidata was merged into Vmark Software and was renamed Ardent Software, Inc. At that time our notes were prepaid and we exercised our warrants. During the course of 1999, we sold our holdings of Ardent common stock for a gain of $1.5 million.



Photo of
Stephen L. Kuhn
Vice President and Secretary

PREVIEW OF 2000

Several factors could combine to alter the economic picture in 2000. First, while it should be another good year, the economy may not be as strong as it was in 1999. Second, Fed policy will continue to dominate the behavior of financial markets and the Fed is likely to insist on slowing the economy's growth pace, despite the fact it is an election year. Third, interest rates are expected to rise, and stocks could find the going more difficult.

The early signs of a slower economic growth pace have already begun to emerge. The housing sector is showing lower housing starts and sales of new and existing houses and non-farm payroll growth did not match that of 1998. However, the slowing should be relatively orderly and growth for the year should not be far below the 3.6 percent average growth rate recorded in the 1992-1999 period.


Photo of
Clifford M. Noreen
Vice President


SOLID
  FOUNDATION

Photo of
Mark B. Ackerman, CFA
Treasurer

ORGANIZATIONAL CHANGE

On January 1, 2000 the investment management organization of Massachusetts Mutual Life Insurance Company (MassMutual) was consolidated into David L. Babson and Company, a federally registered investment adviser located in Cambridge, MA. Following reorganization, Babson has approximately $66 billion in assets under management.

MassMutual owns and controls more than 95% of Babson's voting stock and the investment professionals of MassMutual are now employees of Babson. The Investment Services Contract of MassMutual Corporate Investors has been assigned to Babson. The fund continues to be managed by the same individuals who will remain in Springfield. As a result, there will be no change in the level of service currently provided.

                                                   Sincerely,



                                                   Robert Joyal
                                                   President


--------------------------------------------------------------------------------
TAX
 Information

The following table summarizes, for income tax purposes, the cash distributions paid by MassMutual Corporate Investors for the calendar year 1999.

--------------------------------------------------------------------------------------------------------
1999 DIVIDEND PAYMENTS   RECORD DATE   NET INVESTMENT INCOME   SHORT-TERM GAINS             TAX EFFECT
--------------------------------------------------------------------------------------------------------
     Regular               05/05/99           0.3805                0.0295
                           07/30/99           0.4300                  --
                           10/29/99           0.4300                  --
                           12/31/99           0.4300                  --
     Extra                 12/31/99           0.0562                0.9738
--------------------------------------------------------------------------------------------------------
     Total Dividends                          1.7267                1.0033               2.73 represents
                                                                                          income for tax
                                                                                             purposes
The following table summarizes the tax effects of the retention of long-term capital gains for 1999.
--------------------------------------------------------------------------------------------------------
                                          AMOUNT PER SHARE         FROM 2439
--------------------------------------------------------------------------------------------------------
1999 Gains Retained                           $2.4953               Line 1a
Long-term Gains Retained (20%)                 2.4953
Taxes Paid                                     0.8734               Line 2*
Basis Adjustment                               1.6220                 **
--------------------------------------------------------------------------------------------------------
*  If you are not subject to federal tax (e.g., a charitable organization, IRA, or Keogh Plan), you may be able to claim a refund by filing Form 990-T.
** For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).

       ANNUAL DIVIDEND               QUALIFIED FOR DIVIDEND                INTEREST EARNED ON
                                       RECEIVED DEDUCTION              U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------
      AMOUNT PER SHARE            PERCENT        AMOUNT PER SHARE      PERCENT      AMOUNT PER SHARE
--------------------------------------------------------------------------------------------------------
            $2.73                 3.3503%            $0.091465         0.0000%           $0.0000
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANALYST
 Review


Photo of
Richard C. Morrison
Vice President

Richard C. Morrison is a Vice President and senior analyst of the Trust. Dick has had the pleasure of being actively involved in the formation of the fund in the early 1970's, as well as having made many of the investments for the Trust over the ensuing years. Dick takes particular pride and enjoyment over the fact that the original idea of the Trust to invest in private placement with equity features was attractive then and continues to be the core of the Trust's portfolio.

From an analytical viewpoint, prior to any investment, we perform an extensive analysis and evaluation of the company and its industry, from both an historical and a future perspective. We look for companies and industries that generate meaningful and stable cash flow and we focus on a company's debt load in relation to the cash it generates. We invest in companies that provide products or services which are highly valued and which have the potential for serious growth in the years ahead. We place particular emphasis on the management teams of the companies in which we invest, since good people with proven track records within their industry, who have a total commitment to their business, are the ones who generally excel and provide healthy returns on our investments.

Our decades-long presence in the private placement market has allowed us to build a very large network of contacts and relationships with the investment banking community and particularly with private investment firms which organize and invest in the acquisition of select, well-established middle market companies. These groups value relationship investing and appreciate our responsiveness and long-term investment perspective and they provide us with an ongoing flow of attractive investments for the Trust.

                                                                 STRONG
                                                                     Performance

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999 and 1998

                                                                                             1999             1998
======================================================================================================================
ASSETS:
Investments (Notes 2A, 2B and 5)
 (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
 (Cost 1999 -- $194,367,359; 1998 -- $150,144,259)                                       $174,084,140     $166,668,053
Corporate public securities at market value
 (Cost 1999 -- $32,405,364; 1998 -- $54,981,122)                                           37,418,479       53,528,875
Short-term securities at market value
 (Cost 1999 -- $14,092,027; 1998 -- $8,305,621)                                            14,091,849        8,305,621
----------------------------------------------------------------------------------------------------------------------
                                                                                          225,594,468      228,502,549
Cash                                                                                          209,184        4,056,616
Interest and dividends receivable, net                                                      3,667,973        3,957,449
Receivable for investments sold                                                               217,412        1,201,590
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                             $229,689,037     $237,718,204
======================================================================================================================

LIABILITIES:
Dividend payable                                                                         $ 12,537,743     $  6,097,121
Management fee payable (Note 3)                                                               473,586          511,849
Note payable (Note 4)                                                                      20,000,000       20,000,000
Interest payable (Note 4)                                                                     136,211          136,211
Accrued expenses                                                                               80,738          132,720
Accrued taxes (Note 2D)                                                                     7,499,999        5,820,900
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                          40,728,277       32,698,801
----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest, par value $1.00 per share; an unlimited number authorized    8,587,495        8,587,495
Additional paid-in capital                                                                 96,064,219       96,064,219
Retained net realized gain on investments, prior years                                     84,627,528       73,493,074
Undistributed net investment income (Note 2D)                                               1,023,228          770,118
Undistributed net realized gain on investments (Note 2D)                                   13,928,572       11,032,950
Net unrealized appreciation (depreciation) of investments (Note 2A, 2B and 5)             (15,270,282)      15,071,547
----------------------------------------------------------------------------------------------------------------------
Total net assets                                                                          188,960,760      205,019,403
----------------------------------------------------------------------------------------------------------------------
Total liabilities and net assets                                                         $229,689,037     $237,718,204
======================================================================================================================
Shares of beneficial interest issued and outstanding                                        8,587,495        8,587,495
======================================================================================================================
Net asset value per share                                                                $      22.00     $      23.87
======================================================================================================================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  For the years ended December 31, 1999 and 1998

                                                                            1999           1998
===================================================================================================
INVESTMENT INCOME (NOTE 2B):
Interest                                                                $ 18,344,363    $17,469,339
Dividends                                                                    785,458        756,457
---------------------------------------------------------------------------------------------------
Total income                                                              19,129,821     18,225,796
---------------------------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                                    2,013,708      2,883,052
Trustees' fees and expenses                                                  136,706        125,493
Transfer Agent/Registrar's expenses                                          114,000         60,000
Interest (Note 4)                                                          1,066,000      1,066,000
Reports to shareholders                                                       48,000         24,000
Audit and legal                                                               58,500         55,018
Other                                                                        257,224        166,233
---------------------------------------------------------------------------------------------------
Total expenses                                                             3,694,138      4,379,796
---------------------------------------------------------------------------------------------------

Net investment income (1999 - $1.80 per share; 1998 - $1.62 per share)    15,435,683     13,846,000
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 2A AND 2B):
Realized gain on investments                                              29,791,363     19,546,596
Provision for federal income taxes (Note 2D)                              (7,499,999)    (5,820,900)
---------------------------------------------------------------------------------------------------
Net realized gain on investments                                          22,291,364     13,725,696
Net change in unrealized appreciation/depreciation of investments        (30,341,829)      (841,905)
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            (8,050,465)    12,883,791
---------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                    $  7,385,218    $26,729,791
===================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  For the years ended December 31, 1999 and 1998

                                                                          1999             1998
===================================================================================================
NET INCREASE (DECREASE) IN CASH:
Cash flows from operating activities:
 Interest and dividends received                                     $  18,499,291    $  17,130,326
 Interest expense paid                                                  (1,066,000)      (1,066,000)
 Operating expenses paid                                                (2,718,382)      (3,545,212)
 Federal income tax paid                                                (5,830,116)      (8,639,902)
---------------------------------------------------------------------------------------------------
 Net cash provided by operating activities                               8,884,793        3,879,212
---------------------------------------------------------------------------------------------------

Cash flows from investing activities:
 Change in short-term portfolio securities, net                         (5,481,456)      (5,253,065)
 Purchase of portfolio securities                                     (146,353,410)    (132,271,918)
 Proceeds from disposition of portfolio securities                     156,105,881      153,330,192
---------------------------------------------------------------------------------------------------
 Net cash provided by investing activities                               4,271,015       15,805,209
---------------------------------------------------------------------------------------------------

 Net cash provided by operating and investing activities                13,155,808       19,684,421
---------------------------------------------------------------------------------------------------

Cash flows from financing activities:
 Cash dividends paid from net investment income                        (14,039,030)     (11,795,057)
 Cash dividends paid from net realized gain on investments              (2,964,210)      (3,913,059)
---------------------------------------------------------------------------------------------------
 Net cash used for financing activities                                (17,003,240)     (15,708,116)
---------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                         (3,847,432)       3,976,305
Cash -- beginning of year                                                4,056,616           80,311
---------------------------------------------------------------------------------------------------
Cash -- end of year                                                  $     209,184    $   4,056,616
===================================================================================================

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
TO NET CASH FROM OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations                 $   7,385,218    $  26,729,791
---------------------------------------------------------------------------------------------------

Increase (decrease) in investments                                       2,908,081       (2,416,013)
Increase (decrease) in interest and dividends receivable, net              289,476         (387,060)
Increase (decrease) in receivable for investments sold                     984,178       (1,041,878)
Decrease in payable for investments purchased                                   --         (150,000)
Decrease in management fee payable                                         (38,263)        (211,370)
Decrease in accrued expenses                                               (51,981)         (20,047)
Increase (decrease) in accrued taxes                                     1,679,099       (2,819,002)
---------------------------------------------------------------------------------------------------

Total adjustments to net assets from operations                          5,770,590       (7,045,370)
---------------------------------------------------------------------------------------------------

Net cash provided by operating and investing activities              $  13,155,808    $  19,684,421
===================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  For the years ended December 31, 1999 and 1998

INCREASE (DECREASE) IN NET ASSETS:                                                        1999           1998
=================================================================================================================
OPERATIONS:
Net investment income                                                                 $ 15,435,683   $ 13,846,000
Net realized gain on investments                                                        22,291,364     13,725,696
Net change in unrealized appreciation/depreciation of investments                      (30,341,829)      (841,905)
-----------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                                     7,385,218     26,729,791
Net increase in shares of beneficial interest transactions                                      --      1,804,273

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income (1999 - $1.73 per share; 1998 - $1.60 per share)                 (14,827,741)   (13,662,200)
Net realized gains on investments (1999 - $1.00 per share; 1998 - $0.31 per share)      (8,616,121)    (2,710,879)

-----------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                              (16,058,643)    12,160,985

Net Assets, beginning of year                                                          205,019,403    192,858,418
-----------------------------------------------------------------------------------------------------------------

Net Assets, end of year (including undistributed net investment
income in 1999 -- $1,023,228; 1998 -- $770,118)                                       $188,960,760   $205,019,403
=================================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED SELECTED PER SHARE DATA

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  Selected data for each common share outstanding:

                                                                For the years ended December 31,
================================================================================================================================
                               1999       1998      1997      1996       1995      1994      1993      1992      1991      1990
--------------------------------------------------------------------------------------------------------------------------------
Net asset value:
Beginning of year             $ 23.87   $ 22.65   $ 20.23    $ 19.80   $ 16.47   $ 17.47   $ 15.38   $ 14.37   $ 13.37   $ 14.74
--------------------------------------------------------------------------------------------------------------------------------
Net investment income            1.80      1.62      1.49       1.32      1.32      1.16      1.08      1.11      1.40      1.35
Net realized and unrealized
 gain (loss) on investments     (0.94)     1.51      2.87       0.92      3.88     (0.76)     2.41      1.30      1.00     (1.32)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                      0.86      3.13      4.36       2.24      5.20      0.40      3.49      2.41      2.40      0.03
--------------------------------------------------------------------------------------------------------------------------------
Dividends from net
 investment income to
 common shareholders            (1.73)    (1.60)    (1.42)    (1.35)     (1.32)    (1.16)    (1.08)    (1.12)    (1.40)    (1.32)

Distributions from net
 realized gain on investments
 to common shareholders         (1.00)    (0.31)    (0.52)    (0.46)     (0.55)    (0.24)    (0.32)    (0.28)       --     (0.08)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions             (2.73)    (1.91)    (1.94)    (1.81)     (1.87)    (1.40)    (1.40)    (1.40)    (1.40)    (1.40)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value:
 End of year                  $ 22.00   $ 23.87   $ 22.65    $ 20.23   $ 19.80   $ 16.47   $ 17.47   $ 15.38   $ 14.37   $ 13.37
--------------------------------------------------------------------------------------------------------------------------------
Per share market value:
 End of year                  $ 21.38   $ 23.31   $ 25.75    $ 19.25   $ 17.88   $ 15.57   $ 14.88   $ 13.07   $ 14.00   $ 10.63
================================================================================================================================
Total investment return
 Market value                    7.35%     0.77%    52.43%    22.44%     29.19%    14.03%    24.84%     3.18%    45.83%   (4.15)%
 Net asset value                 7.53%    17.12%    27.14%    15.42%     33.76%     2.36%    23.41%    17.36%    18.27%     0.42%

Net assets (in millions):
 End of period                $188.96   $205.02   $192.86    $172.27   $168.56   $140.20   $148.70   $131.00   $122.30   $113.80

Ratio of operating expenses
 to average net assets           1.30%     1.62%     1.69%     1.70%      1.78%     1.76%     1.63%     1.27%     1.44%     1.51%

Ratio of interest expense
 to average net assets           0.52%     0.52%     0.56%     0.61%      0.67%     0.72%     1.30%     1.42%     1.33%     1.39%

Ratio of total expenses
 to average net assets           1.82%     2.14%     2.25%     2.31%      2.45%     2.48%     2.93%     2.69%     2.77%     2.90%

Ratio of net investment
 income to average
 net assets                      7.63%     6.76%     6.66%     6.44%      7.09%     6.75%     6.61%     7.44%     9.70%     9.33%

Portfolio turnover              68.04%    60.14%    66.23%    64.89%     66.90%    46.68%    76.01%    60.59%    45.96%    23.74%
================================================================================================================================

All per share amounts have been restated after giving effect to the two-for-one split on the Trust's common shares authorized on December 19, 1997 effective January 20, 1998.


See Notes To Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
                                                  Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
Corporate Restricted Securities--92.13%: (A)   Principal Amount         Date            Date          (Note 2B)     (Note 2A)
==================================================================================================================================
Private Placement Investments -- 87.13%
A T I ACQUISITION CORPORATION
A manufacturer of disposable nonwoven protection products.
Senior Floating Rate Revolving Credit
 Note due 2003                                    $   715,909         12/16/98        $  715,909      $  715,909      $  715,909
10% Senior Secured Note due 2006                  $ 2,068,183         12/16/98         2,068,183       2,068,183       1,992,074
12% Subordinated Note due 2008                    $ 1,590,910         12/16/98         1,495,455       1,495,455       1,502,137
Common Stock (B)                                 318,182 shs.         12/16/98           318,182         318,182         254,545
Warrant, exercisable until 2008, to purchase
 common stock at $1 per share (B)                227,273 shs.         12/16/98            95,452          95,455           2,273
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       4,693,181       4,693,184       4,466,938
                                                                                     ---------------------------------------------
ACCTECH , LLC
A designer and marketer of specialized cleaning products.
Senior Floating Rate Revolving Credit
 Note due 2002 (B)                                $   812,520         10/31/96           812,520         812,520          40,626
Senior Secured Series A Floating Rate
 Note due 2002 (B)                                $   693,444         10/31/96           683,050         693,444          34,672
10.1% Senior Secured Series A Note
 due 2002 (B)                                     $ 1,040,167         10/31/96         1,013,538       1,040,167          52,008
12% Senior Secured Series B Note
 due 2004 (B)                                     $ 1,098,000         10/31/96         1,155,206         988,200          54,900
Membership Interests (B)                           5.34% int.         10/31/96           264,080         124,136              --
Warrant, exercisable until 2004, to purchase
 membership interests at $.01 per interest (B)         3 int.         10/31/96                --         109,800              --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,928,394       3,768,267         182,206
                                                                                     ---------------------------------------------
ADVENTURE ENTERTAINMENT CORPORATION
An owner and operator of themed family entertainment centers.
19% Senior Subordinated Note due 2004            $   197,492          12/9/99           196,880         197,492         196,149
7% Redeemable Series B Preferred Stock            1,938 shs.         10/31/97           188,868       1,912,897       1,746,225
Warrant, exercisable until 2005, to purchase
 Class A common stock at $.01 per share (B)       6,447 shs.         10/31/97                64          25,005              64
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        385,812       2,135,394       1,942,438
                                                                                     ---------------------------------------------
ALPHA SHIRT COMPANY
A domestic distributor of imprintable apparel and other related items.
12% Senior Subordinated Note due 2007            $ 3,181,500          4/30/99         3,162,411       2,726,435       3,081,600
Common Stock (B)                                  1,060 shs.          4/30/99           953,955       1,059,950         953,955
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                 576 shs.          4/30/99                 6         477,225               6
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      4,116,372       4,263,610       4,035,561
                                                                                     ---------------------------------------------
AMERICA'S BODY CO./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles.
12% Senior Subordinated Note Due 2007            $ 3,500,000          11/2/98         2,986,665       3,023,829       3,456,600
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                  58 shs.          11/2/98           513,333         513,333               1
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,499,998       3,537,162       3,456,601
                                                                                     ---------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
Corporate Restricted Securities: (A)              Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                    Principal Amount         Date            Date          (Note 2B)     (Note 2A)
===============================================================================================================================
APPLIED PROCESS SOLUTIONS, INC.
An engineer and manufacturer of process systems for the oil and gas industry.
Common Stock (B)                                      297 shs.        10/26/95     $      297      $        --    $    48,017
Limited Partnership Interests of
 Maloney Holding L.P. (B)                           8.11% int.        10/20/95        506,250          665,481        531,877
Limited Partnership Interests of
 APS Growth L.P. (B)                                4.00% int.         9/28/98        682,583          800,000        640,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    1,189,130        1,465,481      1,219,894
                                                                                   ------------------------------------------
ASSOCIATED VINTAGE GROUP, INC.
A provider of custom wine production services in the United States.
11% Senior Subordinated Note due 2005            $   3,335,000         3/19/97      3,274,636        3,216,617        166,750
Common Stock (B)                                   31,350 shs.         3/19/97        123,750          165,000             --
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                94,107 shs.         3/19/97         94,107          173,346             --
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    3,492,493        3,554,963        166,750
                                                                                   ------------------------------------------
AVERSTAR, INC.
A provider of software systems, services and products to a variety of information technology users.
13% Senior Subordinated Note due 2005            $     799,318         8/31/95        813,520          727,298        811,947
Class A Common Stock (B)                           13,453 shs.         8/31/95         15,799           18,384         33,901
Class B Common Stock (B)                           37,200 shs.         8/31/95         43,689           50,837         93,744
Class G Common Stock (B)                           96,846 shs.         8/31/95        113,733          104,000        244,051
Class A Common Stock of I E S Holdings (B)          2,941 shs.         2/27/98             --               --             29
Class B Common Stock of I E S Holdings (B)          8,134 shs.         2/27/98             --               --             81
Warrant, exercisable until 2002, to purchase
 common stock of I E S Holdings at
 $.01 per share (B)                                21,176 shs.         2/27/98             --               --            212
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      986,741          900,519      1,183,965
                                                                                   ------------------------------------------
BETA BRANDS, INC. -- T.S.E.
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market
Senior Secured Revolving Credit Note due 2005    $   1,481,000        12/23/97      1,481,000        1,481,000        740,500
Senior Secured Tranche A Floating Rate
 Note due 2004                                   $   2,294,000           *          2,273,813        2,294,000      1,147,000
17.75% Senior Secured Tranche B Note
 due 2005                                        $     685,085        12/23/97        712,488          685,085        342,543
Limited Partnership Interests of
 CM Equity Partners (B)                             6.27% int.        12/22/97          6,489          783,881        195,978
Warrant, exercisable until 2005, to purchase
 common stock at $.81 per share (B)               214,419 shs.        12/23/97          2,144               --          2,144
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    4,475,934        5,243,966      2,428,165
                                                                                   ------------------------------------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands.
14 % Redeemable Preferred Stock                       660 shs.         9/30/99        531,467          531,733        534,062
Redeemable Preferred Stock Series A (B)            42,001 shs.        12/19/96        291,673          388,898        369,453
Convertible Preferred Stock Series B, convertible
 into Series B common stock at $9.26 per share (B) 84,002 shs.        12/19/96        583,352          777,802        738,907
Common Stock (B)                                   20,027 shs.         9/30/99        719,161          799,068        719,161
Warrants, exercisable until 2005 and 2010, to
 purchase Series A and B preferred stock and
 common stock at $.01 per unit (B)                 11,399 shs.           **            12,963          128,502          7,284
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    2,138,616        2,626,003      2,368,867
                                                                                   ------------------------------------------

*12/23/97 and 1/31/99
**12/19/96 and 9/30/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
Corporate Restricted Securities: (A)              Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                    Principal Amount         Date            Date          (Note 2B)     (Note 2A)
==================================================================================================================================
C & K MANUFACTURING AND SALES COMPANY
A manufacturer and distributor of branded packaging and supply products.
Senior Secured Floating Rate Revolving Credit
 Facility due 2002                               $    652,244          8/29/96      $  652,244      $   652,244    $   195,673
Senior Secured Series A Floating Rate
 Term Note due 2002                              $  2,183,497          8/29/96       2,160,133        2,183,497        655,049
12% Series B Term Note due 2004                  $    533,000          8/29/96         524,738          514,353        159,900
Membership Interests (B)                           5.63% int.          8/29/96         212,800          125,750         12,562
Warrant, exercisable until 2004, to purchase
 membership interests at $.01 per interest (B)        36 int.          8/29/96               2           26,650             --
------------------------------------------------------------------------------------------------------------------------------
                                                                                     3,549,917        3,502,494      1,023,184
                                                                                   -------------------------------------------
CAINS FOODS, L.P.
A producer of mayonnaise, sauce and pickle products for both the retail and food service markets.
Senior Secured Floating Rate Revolving Credit
 Note due 2005                                   $  1,210,810          9/29/95       1,210,810        1,210,810      1,197,854
10% Senior Secured Term Note due 2004            $  1,081,080          9/29/95       1,081,080        1,081,080      1,062,702
11.5% Senior Subordinated Note due 2004          $    945,945          9/29/95         895,706          916,100        926,742
8% Junior Subordinated Convertible
 Note due 2004, convertible into
 partnership points at $1,388.89 per point       $    108,108          9/29/95         108,108          108,108        166,465
Warrant, exercisable until 2006, to purchase
 partnership points at $.01 per point (B)             39 pts.          9/29/95          50,261           50,261         78,034
------------------------------------------------------------------------------------------------------------------------------
                                                                                     3,345,965        3,366,359      3,431,797
                                                                                   -------------------------------------------
CAPITOL SPECIALTY PLASTICS, INC.
A producer of dessicant stripes used for packaging pharmaceutical products.
Common Stock (B)                                     109 shs.             *                438              503            403
------------------------------------------------------------------------------------------------------------------------------

CATALINA LIGHTING, INC. -- N.Y.S.E.
A designer, importer and distributor of residential and office lighting fixtures.
8% Convertible Subordinated Note due 2002,
 convertible into common stock at
 $7.31 per share                                 $  1,500,000          3/31/94       1,420,050        1,500,000      1,459,350
------------------------------------------------------------------------------------------------------------------------------

CDNOW, INC. -- O.T.C.
A music entertainment company which uses the internet as a global platform for the promoting and merchandising of music and related merchandise.
Warrant, exercisable until 2004, to purchase
 common stock at $14.46 per share (B)             27,777 shs.           8/6/97             278               --            278
------------------------------------------------------------------------------------------------------------------------------
CHAPARRAL RESOURCES, INC. -- O.T.C.
An international oil and gas exploration and production company.
Common Stock (B)                                     164 shs.          12/3/97             107            6,395          1,162
------------------------------------------------------------------------------------------------------------------------------

*12/30/97 and 5/29/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
Corporate Restricted Securities: (A)              Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                    Principal Amount         Date            Date          (Note 2B)     (Note 2A)
==================================================================================================================================
CONSUMER PRODUCT ENTERPRISES, INC.
A manufacturer of colored acrylic felt for consumer use.
Senior Secured Floating Rate Revolving Credit
 Notes due 2000                                  $     661,340         12/8/95      $  661,340     $   661,340    $   650,163
10.75% Senior Secured Term Note due 2003         $     813,918         12/8/95         822,342         813,918        775,582
12% Senior Subordinated Note due 2005            $     800,575         12/8/95         803,858         767,968        709,469
Common Stock (B)                                  184,560 shs.         12/8/95         138,420         184,560        138,420
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)               138,420 shs.         12/8/95           1,384          50,853          1,384
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     2,427,344       2,478,639      2,275,018
                                                                                    -----------------------------------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
12% Senior Subordinated Note due 2007            $   3,863,636               *       3,737,681       3,580,876      3,653,068
Common Stock (B)                                       56 shs.               *          86,923          96,591         86,923
Limited Partnership Interests                      19.13% int.               *           2,173         289,773        217,330
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                   183 shs.               *               2         297,203              2
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     3,826,779       4,264,443      3,957,323
                                                                                    -----------------------------------------
D&K HEALTH CARE RESOURCES, INC. -- O.T.C.
A wholesale pharmaceutical distribution company.
Common Stock (B)                                   245,989shs.        12/29/87         810,732         810,732      3,417,727
-----------------------------------------------------------------------------------------------------------------------------

DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
12% Senior Subordinated Note due 2007            $   3,355,267        12/22/99       3,315,004       2,941,892      3,321,715
8% Convertible Class B Subordinated
 Promissory Note due 2008                        $      74,562        12/22/99          70,707          74,562         70,878
Class B common stock (B)                           26,097 shs.        12/22/99         234,869         260,965        234,869
Limited Partnership Interests (B)                   8.61% int.        12/22/99           4,697         521,930        469,737
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                45,255 shs.        12/22/99             453         413,816            452
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     3,625,730       4,213,165      4,097,651
                                                                                    -----------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
12% Senior Subordinated Note due 2006            $   2,814,000         8/28/98       2,799,086       2,558,182      2,710,726
Membership Interests of MM/Lincap
 Diversco Invstments Ltd., LLC (B)                734,090 int.         8/27/98         587,272         734,090        587,272
Warrants, exercisable until 2003 &
 2006, to purchase common stock of
 DHI Holdings, Inc. at $.01 per share (B)           3,627 shs.              **              36         403,427         16,715
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     3,386,394       3,695,699      3,314,713
                                                                                    -----------------------------------------
EAGLE PACIFIC INDUSTRIES, INC. -- O.T.C.

An extruder of small and medium diameter plastic pipe and tubing in the United States.
14% Senior Subordinated Note due 2007            $   3,316,500         9/16/99       3,316,500       3,316,500      3,347,675
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)               197,040 shs.         9/16/99              --               1        751,905
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     3,316,500       3,316,501      4,099,580
                                                                                    -----------------------------------------
* 3/5/99 and 3/24/99
**10/24/96 and 8/28/98

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
Corporate Restricted Securities: (A)              Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                    Principal Amount         Date            Date          (Note 2B)     (Note 2A)
==================================================================================================================================
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Senior Secured Tranche A Floating Rate Note
 due 2005                                          $  1,280,000         3/2/98       $1,270,272      $ 1,280,000   $ 1,273,088
8.85% Senior Secured Tranche A Note due 2005       $  1,280,000         3/2/98        1,192,192        1,280,000     1,187,840
11.75% Senior Secured Tranche B Note due 2006      $    700,000         3/2/98          743,750          603,944       711,550
Common Stock (B)                                     26,906 shs.       2/11/98           75,600           94,880        75,904
Limited Partnership Interests of CM
 Equity Partners (B)                                126,445 int.       2/11/98            1,012          126,445       101,156
Warrant, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                  34,783 shs.        3/2/98              348          112,000           348
------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,283,174        3,497,269     3,349,886
                                                                                     -----------------------------------------
EXAMINATION MANAGEMENT SERVICES, INC.
A national full-service evidence provider to the insurance industry and a provider of occupational health testing.
12% Senior Subordinated Note due 2007              $  2,109,637        3/16/99        2,027,572        1,963,014     1,990,373
Limited Partnership Interests (B)                 2,140,363 int.       3/1/99         1,926,327        2,140,363     1,926,327
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                  77,233 shs.       3/16/99           77,233          175,803        77,233
------------------------------------------------------------------------------------------------------------------------------
                                                                                      4,031,132        4,279,180     3,993,933
                                                                                     -----------------------------------------
FASTENERS FOR RETAIL, INC.
A designer and marketer of low-cost fastners for point of purchase displays and signage in retail environments.
12.5% Senior Subordinated Note due 2007            $  3,650,000       12/22/99        3,670,075        3,187,522     3,677,375
Class B common Stock (B)                                600 shs.      12/22/99          480,000          600,000       480,000
Warrant, exercisable until 2007, to purchase
 common stock at $.02 per share(B)                      589 shs.      12/22/99                6          462,927             6
------------------------------------------------------------------------------------------------------------------------------
                                                                                      4,150,081        4,250,449     4,157,381
                                                                                     -----------------------------------------
FLEMING ACQUISITION CORPORATION
A supplier of high-quality, premium printed labels for distilled spirits, wine, food and household products.
Common Stock (B)                                        545 shs.       4/28/95        1,231,111          272,500        26,013
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                     380 shs.       4/28/95           98,235          170,455        18,123
Incentive Warrant, exercisable until 2000,
 to purchase common stock at $.01 per share(B)           19 shs.       4/28/95            3,339            2,273           915
------------------------------------------------------------------------------------------------------------------------------
                                                                                      1,332,685          445,228        45,051
                                                                                     -----------------------------------------
GOLDEN BEAR OIL SPECIALTIES
A manufacturer of asphalt and specialty lubricating and processing oils.
17% Senior Subordinated Note due 2005              $  3,367,446        7/18/97        3,399,774        3,310,680     3,502,144
12% Preferred Stock                                     393 shs.       7/18/97           39,786          311,111       218,213
Common Stock (B)                                     20,800 shs.       7/18/97           86,738           77,840           208
Warrant, exercisable until 2005, to purchase
 common stock at $.001 per share (B)                 23,333 shs.       7/18/97              233           69,999           233
Warrant, exercisable until 2010, to purchase
 common stock at $.001 per share (B)                 17,111 shs.       7/18/97              171               --           171
------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,526,702        3,769,630     3,720,969
                                                                                     -----------------------------------------
GRAND LYON ENTERPRISES LLC
A manufacturer and marketer of Grand Lyon Bordeaux Ketchup.
Limited Liability Interests (B)                       4.99% int.       5/15/98          220,347          220,347            --
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
Corporate Restricted Securities: (A)              Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                    Principal Amount         Date            Date          (Note 2B)     (Note 2A)
==================================================================================================================================
HAMILTON FUNERAL SERVICES
The largest privately held owner and operator of funeral homes in the United States.
15% Senior Subordinated Note due 2007            $   2,975,494        1/25/99        $2,859,153     $ 2,927,047    $ 2,763,044
Warrant, exercisable until 2007, to purchase
 common stock at $1 per share (B)                 338,280 shs.        1/25/99             3,383          48,447          3,383
------------------------------------------------------------------------------------------------------------------------------
                                                                                      2,862,536       2,975,494      2,766,427
                                                                                     -----------------------------------------
HARTZELL MANUFACTURING, INC./CMS HOLDING COMPANY
A provider of contract engineering, manufacturing, and assembly services for a variety of industrial manufacturing companies.
12.5% Senior Subordinated note due 2007          $   2,626,300           *            2,659,129       2,372,475      2,554,865
Common Stock (B)                                   63,830 shs.           *              540,618         801,438        601,078
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                30,022 shs.           *                3,002         315,156          3,002
------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,202,749       3,489,069      3,158,945
                                                                                     -----------------------------------------
HUDSON RIVER CAPITAL, LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                      100,000 uts.        7/21/94           887,304         533,868        950,000
------------------------------------------------------------------------------------------------------------------------------

HUSSEY SEATING COMPANY
A manufacturer of spectator seating products.
Senior Secured Floating Rate Revolving
 Note due 2003                                   $   1,350,000        6/12/96         1,336,770       1,350,000      1,324,850
Senior Secured Floating Rate Note due 2003       $   1,650,000        6/12/96         1,633,665       1,650,000      1,617,420
10% Senior Secured Note due 2003                 $     487,501        6/12/96           474,631         487,501        477,458
12% Subordinated Secured Note due 2006           $   1,350,000        6/12/96         1,327,320       1,184,501      1,307,340
Warrant, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                 3,553 shs.        6/12/96                36         225,000        311,744
------------------------------------------------------------------------------------------------------------------------------
                                                                                      4,772,422       4,897,002      5,038,812
                                                                                     -----------------------------------------
JACKSON PRODUCTS, INC.
A manufacturer and distributer of a variety of industrial and highway safety products.
Common Stock (B)                                      434 shs.        8/16/95            43,426          43,426        178,220
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                 1,999 shs.        8/16/95           199,735         199,735        820,365
------------------------------------------------------------------------------------------------------------------------------
                                                                                        243,161         243,161        998,585
                                                                                     -----------------------------------------
KAPPLER SAFETY GROUP, INC.
A manufacturer of protective apparel for the industrial/safety, clean room and healthcare markets.
13% Senior Subordinated Note due 2004            $   3,333,000        12/2/96         3,383,995       3,137,889      3,208,346
Warrant, exercisable until 2004, to purchase
 common stock at $.01 per share (B)                57,418 shs.        12/2/96            57,418         333,300            574
------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,441,413       3,471,189      3,208,920
                                                                                     -----------------------------------------
LATIN COMMUNICATIONS GROUP
An operator of Spanish-language media in North America.
5% Subordinated Note due 2005                    $      46,594         2/4/98            32,616          35,405         32,616
Common Stock (B)                                   98,586 shs.           **             701,116         826,484        924,245
------------------------------------------------------------------------------------------------------------------------------
                                                                                        733,732         861,889        956,861

* 4/18/97 and 10/7/98
** 2/14/95, 12/1/95, 2/27/96 and 2/4/98

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                Shares, Units,
                                                   Ownership,                      Fair Value at                   Fair Value
Corporate Restricted Securities: (A)              Warrants or       Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                    Principal Amount         Date            Date          (Note 2B)     (Note 2A)
==================================================================================================================================
LIH INVESTORS, L.P.
A Manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2006          $   3,845,000           *           $3,345,150      $ 3,279,085   $ 3,388,983
Common Stock (B)                                   58,001 shs.           *              406,007          406,003       324,806
Warrant, exercisable until 2006, to purchase
 common stock at $.11 per share (B)               108,404 shs.           *              541,241          602,127         1,084
------------------------------------------------------------------------------------------------------------------------------
                                                                                      4,292,398        4,287,215     3,714,873
                                                                                     -----------------------------------------
LOUIS DREYFUS NATURAL GAS CORPORATION -- A.S.E.
An independent oil and gas company engaged principally in the acquisition, development and management of oil and gas properties.
Warrant, exercisable until 2004, to purchase
 common stock at $17.81 per share (B)             103,342 shs.        12/27/91           49,714           38,712       197,682
------------------------------------------------------------------------------------------------------------------------------

MAGNETIC DATA TECHNOLOGIES, INC./MDT HOLDINGS LLC
A provider of post-sales services to electronic component manufacturers.
12% Senior Subordinated Note due 2007            $   2,700,000          4/9/99        2,635,470        2,124,760     2,160,000
Limited Partnership Interest of MDT Holdings
 LLC (B)                                            3.90% int.          4/9/99            9,896        1,099,500       549,750
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)               665,776 shs.          4/9/99            6,658          603,257         6,658
------------------------------------------------------------------------------------------------------------------------------
                                                                                      2,652,024        3,827,517     2,716,408
                                                                                     -----------------------------------------
MAXTEC INTERNATIONAL CORP.
A manufacturer and distributor of remote control operating systems for overhead cranes.
Senior Floating Rate Revolving Credit
 Facility due 2001                               $     461,536         6/28/95          461,536          461,536       461,536
Common Stock (B)                                   76,923 shs.         6/28/95          192,115          230,769       328,846
Warrant, exercisable from 1998 until 2005, to
 purchase common stock at $.01 per share (B)       39,563 shs.         6/28/95           98,581          171,429       168,776
------------------------------------------------------------------------------------------------------------------------------
                                                                                        752,232          863,734       959,158
                                                                                     -----------------------------------------
MERCURY COMPUTER SYSTEMS, INC. -- O.T.C.
A designer and marketer of high performance computer systems for computationaly intense scientific and engineering applications.
Common Stock (B)                                   72,088 shs.        12/21/87          197,776          108,132     2,396,926
------------------------------------------------------------------------------------------------------------------------------

MERIT INDUSTRIES, INC.
A designer and manufacturer of coin-operated video and dart games.
12% Senior Subordinated Note due 2006            $   2,516,293         8/19/98        2,469,238        2,351,705     1,887,220
Limited Partnership Interest of
 Riverside X Holding Company L.P. (B)               7.51% int.           **             997,610        1,108,457       554,229
Warrant, exercisable until 2006, to purchase
 limited partnership interests at $.01 per share (B)1,855 int.         8/19/98               19          185,411            18
------------------------------------------------------------------------------------------------------------------------------
                                                                                      3,466,867        3,645,573     2,441,467
                                                                                     -----------------------------------------
NEXELL THERAPEUTICS
A provider of cell therapy technology to the medical community.
Series B Convertible Preferred Stock                3,875 shs.        11/24/99          378,556        3,875,000     3,766,500
Warrant, exercisable until 2008, to purchase
 common stock at $3 per share (B)                 184,525 shs.        11/24/99            1,845               --         1,845
------------------------------------------------------------------------------------------------------------------------------
                                                                                        380,401        3,875,000     3,768,345
                                                                                     -----------------------------------------
*12/23/98 and 1/28/99
**8/12/98 and 8/11/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


                                                  Shares, Units,
                                                    Ownership,                  Fair Value at               Fair Value
Corporate Restricted Securities: (A)                Warrants or     Acquisition  Acquisition     Cost       at 12/31/99
(Continued)                                      Principal Amount       Date        Date       (Note 2B)     (Note 2A)
=======================================================================================================================
NPC, INC.
A manufacturer of flexible connectors and equipment used in the installation of sewers and storm drain pipelines.
Senior Secured Floating Rate Revolving Note
 due 2006                                          $    106,780        6/25/99   $  106,780    $  106,780    $  106,780
Senior Secured Floating Rate Note due 2006         $  3,327,966        6/25/99    3,327,966     3,327,966     3,302,673
12% Senior Secured Tranche B Note due 2007         $    978,814        6/25/99      836,440       841,427       947,198
Limited Partnership Interest of Riverside XIII
 Holding Company L.P.                                 4.45% int.       6/11/99      339,692       339,692       271,754
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per unit (B)                      201 shs.       6/25/99      142,373       142,373             2
-----------------------------------------------------------------------------------------------------------------------
                                                                                  4,753,251     4,758,238     4,628,407
                                                                                  -------------------------------------
NU HORIZONS ELECTRONICS CORP. -- O.T.C.
A distributor of high technology active and passive electronic devices.
8.25% Convertible Subordinated Note
 due 2002, convertible into common stock
 at $9 per share                                   $  1,270,371        8/31/94    1,283,075     1,270,371     1,865,540
-----------------------------------------------------------------------------------------------------------------------

OLYMPIC BOAT CENTERS, INC.
An operator of boat dealerships in Washington state, Wisconsin, Minnesota, and British Columbia.
12% Senior Subordinated Note due 2006              $  2,774,000         8/7/98    2,764,568     2,464,374     2,644,177
Limited Partnership Interest of Riverside VIII
 Holding Company L.P. (B)                             9.87% int.          *         909,951     1,011,056       909,951
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per interest (B)               25,793 int.        8/7/98          258       350,400        31,106
-----------------------------------------------------------------------------------------------------------------------
                                                                                  3,674,777     3,825,830     3,585,234
                                                                                  -------------------------------------
PAR ACQUISITION CORP.
A manufacturer of fuel handling systems for nuclear power plants and hazardous waste.
14.5% Senior Subordinated Note due 2000            $      4,166         2/5/93        4,160         4,166         4,166
8% Convertible Preferred Stock due 2001,
 convertible into common stock at $2 per share       83,333 shs.        2/5/93      166,667       166,667       183,333
Common Stock (B)                                    133,333 shs.        2/5/93      333,333       333,333       293,333
-----------------------------------------------------------------------------------------------------------------------
                                                                                    504,160       504,166       480,832
                                                                                  -------------------------------------
PEPSIAMERICAS, INC. -- N.Y.S.E.
A Pepsi soft drink bottler.
Common Stock (B)                                    332,296 shs.        3/8/88      181,486     2,006,380       996,888
-----------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL BUYERS, INC.
A group purchasing organization which specializes in arranging and negotiating contracts for the purchase of pharmaceutical goods and medical equipment.
10.5% Senior Secured Note due 2005                 $    587,411       11/30/95      612,141       587,411       595,869
10.5% Senior Secured Convertible Note
 due 2005, convertible into common stock
 at $50,000 per share                              $    195,000       11/30/95      205,335       195,000       210,600
Common Stock                                              6 shs.      11/30/95      227,812       337,500       212,472
-----------------------------------------------------------------------------------------------------------------------
                                                                                  1,045,288     1,119,911     1,018,941
                                                                                  -------------------------------------


*8/7/98 and 2/23/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


                                                  Shares, Units,
                                                    Ownership,                  Fair Value at               Fair Value
Corporate Restricted Securities: (A)                Warrants or     Acquisition  Acquisition     Cost       at 12/31/99
(Continued)                                      Principal Amount       Date        Date       (Note 2B)     (Note 2A)
=======================================================================================================================
PIPING SUPPLY HOLDINGS, INC.
A distributor of industrial pipes, valves and fittings.
12.5% Senior Subordinated Note due 2007            $  3,463,000       12/14/99   $3,490,704   $ 3,002,761   $ 3,482,046
Class B common stock (B)                                664 shs.      12/14/99      597,780       664,200       597,780
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                     565 shs.      12/14/99            6       461,733             6
-----------------------------------------------------------------------------------------------------------------------
                                                                                  4,088,490     4,128,694     4,079,832
                                                                                  -------------------------------------
PLAYCORE, INC -- A.S.E.
A manufacturer and distributor of home playground equipment and accessories.
12% Subordinated Note due 2005                     $  3,125,000        3/13/97    2,585,000     2,599,135     3,072,500
Limited Partnership Interest of Green
 Grass Capital II, LLC (B)                            5.97% int.       3/13/97      293,573       433,929       530,062
Warrant, exercisable until 2005, to purchase
 limited partnership interest of Green Grass
 Capital II LLC at $.01 per unit (B)                148,044 uts.       3/13/97      531,774       680,722       961,102
-----------------------------------------------------------------------------------------------------------------------
                                                                                  3,410,347     3,713,786     4,563,664
                                                                                  -------------------------------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.
Senior Secured Floating Rate Revolving Credit
 Facility due 2003                                 $    815,000        7/22/96      806,932       815,000       758,682
Senior Secured Floating Rate Term Note due 2003    $  2,510,200        7/22/96    2,485,600     2,510,200     2,369,127
12% Senior Secured Term Note due 2004              $    489,000        7/22/96      482,545       420,853       453,303
8% Preferred Stock                                      283 shs.       7/22/96      269,268       231,873       172,785
Common Stock (B)                                        599 shs.       7/22/96       21,699        28,978        14,211
Warrant, exercisable until 2004, to purchase
 common stock at $.01 per share (B)                     322 shs.       7/22/96            3        97,800         7,648
-----------------------------------------------------------------------------------------------------------------------
                                                                                  4,066,047     4,104,704     3,775,756
                                                                                  -------------------------------------
PROCESS CHEMICALS, LLC
A speciality chemical company that manufactures process chemicals for the fertilizer, asphalt and concrete industries.
6% Redeemable Preferred Membership Interests          2,525 int.             *      248,410     2,615,375     2,500,821
Common Membership Interests                           9,863 int.             *       24,855        13,049       237,114
-----------------------------------------------------------------------------------------------------------------------
                                                                                    273,265     2,628,424     2,737,935
                                                                                  -------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
11.67% Senior Secured Note due 2004                $    650,000        8/12/94      641,420       650,000       390,000
9.8% Redeemable Exchangeable Preferred Stock          8,000 shs.       8/12/94      678,320       800,000       160,000
Common Stock (B)                                      1,492 shs.       8/12/94           15            --           112
-----------------------------------------------------------------------------------------------------------------------
                                                                                  1,319,755     1,450,000       550,112
                                                                                  -------------------------------------
RAILTEX, INC . -- O.T.C.
An operator of short-line railroads in the Midwest, West and Canada.
12% Senior Subordinated Note due 2002              $  1,500,000        2/16/93    1,599,150     1,500,000     1,540,350
Common Stock (B)                                     35,500 shs.       2/16/93      340,800       340,800       602,832
-----------------------------------------------------------------------------------------------------------------------
                                                                                  1,939,950     1,840,800     2,143,182
                                                                                  -------------------------------------
RENT-WAY, INC. -- O.T.C.
An operator rent-to-own stores across the United States.
Warrant, exercisable until 2002, to
 purchase common stock at $9.94 per share (B)        20,000 shs.       7/18/95          200            --       174,274
-----------------------------------------------------------------------------------------------------------------------


*7/31/97 and 1/4/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


                                                  Shares, Units,
                                                    Ownership,                  Fair Value at               Fair Value
Corporate Restricted Securities: (A)                Warrants or     Acquisition  Acquisition     Cost       at 12/31/99
(Continued)                                      Principal Amount       Date        Date       (Note 2B)     (Note 2A)
=======================================================================================================================
SAFETY SPEED CUT MANUFACTURING
A manufacturer of vertical panel saws and routers for the wood working industry.
12% Senior Secured Tranche A Note due 2007         $  3,391,956         6/2/99   $3,391,956   $ 3,391,956   $ 3,371,943
12% Senior Secured Tranche B Note due 2007         $  1,130,652         6/2/99    1,130,652     1,130,652     1,082,938
Class B common stock (B)                              1,480 shs.        6/2/99      256,212       256,212       204,969
-----------------------------------------------------------------------------------------------------------------------
                                                                                  4,778,820     4,778,820     4,659,850
                                                                                  -------------------------------------
SHARP INTERNATIONAL CORP.
A designer and distributer of wrist watches, clocks, pens and mechanical pencils.
11% Subordinated Debenture due 2006                $  2,200,000        7/10/98      2,108,260   2,169,829       220,000
11% Subordinated Debenture due 2008                $  2,050,000        3/26/99      2,026,630   2,018,430       205,000
Warrants, exercisable until 2006 and 2008, to
 purchase common stock at $.01 per share (B)         75,579 shs.             *            755      61,741            --
-----------------------------------------------------------------------------------------------------------------------
                                                                                    4,135,645   4,250,000       425,000
                                                                                  -------------------------------------
SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded polyethylene containers.
12.5% Senior Subordinated Note due 2007            $  3,125,000        12/6/99      3,036,875   2,700,727     3,025,312
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                     513 shs.       12/6/99              5     426,136             5
-----------------------------------------------------------------------------------------------------------------------
                                                                                    3,036,880   3,126,863     3,025,317
                                                                                  -------------------------------------
STAR INTERNATIONAL, INC.
A manufacturer of commercial cooking appliances.
9.65% Senior Secured Note due 2004                 $  1,173,134        5/27/94      1,173,134   1,173,134     1,161,990
10.5% Subordinated Note due 2004                   $    716,418        5/27/94        716,418     716,418       692,561
Common Stock (B)                                      4,310 shs.       5/27/94        259,735     259,735       264,110
Warrant, exercisable until 2004, to purchase
 common stock at $.01 per share (B)                   3,224 shs.       5/27/94             32          --       197,526
-----------------------------------------------------------------------------------------------------------------------
                                                                                    2,149,319   2,149,287     2,316,187
                                                                                  -------------------------------------
SUPREME INDUSTRIES, IN C . -- A.S.E.
A manufacturer of modular homes and truck bodies.
Common Stock (B)                                        100,203             **        229,194     267,353       558,008
Common Stock of TGC Industries, Inc. (B)              6,361 shs.       9/30/86          3,166       9,497         4,770
-----------------------------------------------------------------------------------------------------------------------
                                                                                      232,360     276,850       562,778
                                                                                  -------------------------------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
12.5% Senior Subordinated Note due 2006            $  2,712,000         2/5/98      2,762,172   2,384,203     2,738,577
Common Stock (B)                                        630 shs.        2/5/98        567,000     630,000       567,000
Warrants to purchase shares of Class B
 common stock at .01 per share (B)                      444 shs.        2/5/98              4     368,832        65,247
-----------------------------------------------------------------------------------------------------------------------
                                                                                    3,329,176   3,383,035     3,370,824
                                                                                  -------------------------------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the Columbia/Snake River system.
Convertible Preferred Stock, convertible into
 common stock at $1,000 per share (B)                 1,120 shs.       7/25/96      1,008,000   1,120,000     1,167,869
Warrant, exercisable until 2008,
 to purchase common stock at $.01 per share (B)         474 shs.       7/25/96             43      48,216       494,004
-----------------------------------------------------------------------------------------------------------------------
                                                                                    1,008,043   1,168,216     1,661,873
                                                                                  -------------------------------------


*7/10/98 and 3/26/99
**5/23/79, 12/15/95 and 6/9/96

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


                                                  Shares, Units,
                                                    Ownership,                  Fair Value at               Fair Value
Corporate Restricted Securities: (A)                Warrants or     Acquisition  Acquisition     Cost       at 12/31/99
(Continued)                                      Principal Amount       Date        Date       (Note 2B)     (Note 2A)
=======================================================================================================================
TRANSMONTAIGNE OIL COMPANY -- A.S.E.
An independent petroleum products marketing company.
12.75% Senior Subordinated Debenture due 2000      $    600,000        3/28/91   $    637,140  $  591,854    $  618,720
Common Stock (B)                                    258,720 shs.             *        400,000     798,595     1,539,384

Warrant, exercisable until 2001, to purchase
  common stock at $3.60 per share (B)                74,606 shs.       3/28/91          7,461      42,000       215,611
-----------------------------------------------------------------------------------------------------------------------
                                                                                    1,044,601   1,432,449     2,373,715
                                                                                  -------------------------------------
TREND TECHNOLOGIES, INC.
A manufacturer and assembler of plastic injection molded parts.
12% Subordinated Note due 2005                     $  2,513,500        3/21/97      2,592,675   2,510,371     2,279,493
10% Junior Subordinated Note Due 2000              $    432,574       11/30/99        432,574     432,574       413,498
Limited Partnership Interest of
  Riverside V Holding Company L.P.                    8.28% int.            **        702,561     775,845       620,656
Limited Partnership Interest of
  Riverside V-A Holding Company L.P.                  8.28% int.            **      1,591,050   1,668,297     1,251,275
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                  3,131 uts.       3/21/97          3,131       3,131           313
-----------------------------------------------------------------------------------------------------------------------
                                                                                    5,321,991   5,390,218     4,565,235
                                                                                  -------------------------------------
TRIDEX CORP. -- O.T.C.
A designer and manufacturer of point-of-sale monitors and keyboards used by retailers and restaurants.
12% Senior Subordinated Note due 2005              $  3,000,000        4/17/98         30,000   3,000,000       600,000
Common Stock (B)                                     71,429 shs.       4/17/98        500,003     500,003        58,036
Warrant, exercisable until 2005, to purchase
  common stock at $2.03 per share (B)               218,182 shs.       5/26/98             --           1         2,182
-----------------------------------------------------------------------------------------------------------------------
                                                                                      530,003   3,500,004       660,218
                                                                                  -------------------------------------
TRUSEAL TECHNOLOGIES, INC.
A manufacturer of sealant systems for the North American window and door market.
12.25% Senior Subordinated Note due 2006           $  2,675,000        6/23/97      2,733,315   2,369,607     2,607,055
Limited Partnership Interests (B)                    10.04% int.       6/17/97        742,140     824,600       742,140
Warrant, exercisable until 2006, to purchase
  limited partnership interests at $.01 per unit (B)  1,258 uts.       6/23/97             13     376,932            13
-----------------------------------------------------------------------------------------------------------------------
                                                                                    3,475,468   3,571,139     3,349,208
                                                                                  -------------------------------------
U.S. NETTING, INC.
A manufacturer of plastic netting for a wide variety of industries.
11% Senior Secured Note due 2005                   $  1,257,523         5/3/95      1,390,569   1,257,523       753,633
12% Subordinated Note due 2005                     $    652,050         5/3/95        733,622     627,512       409,422
Common Stock (B)                                      4,911 shs.        5/3/95        162,652     391,230         4,911
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                  2,795 shs.        5/3/95         92,549      35,923            28
-----------------------------------------------------------------------------------------------------------------------
                                                                                    2,379,392   2,312,188     1,167,994
                                                                                  -------------------------------------


*3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95
**3/21/97, 10/16/97, 11/19/97 and 3/12/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


                                                  Shares, Units,
                                                    Ownership,                  Fair Value at               Fair Value
Corporate Restricted Securities: (A)                Warrants or     Acquisition  Acquisition     Cost       at 12/31/99
(Continued)                                      Principal Amount       Date        Date       (Note 2B)     (Note 2A)
=======================================================================================================================
UNIDIGITAL, INC.
A provider within the digital image and digital media services sector.
14% Senior Subordinated Note due 2006              $  4,250,000       09/14/99     $4,037,500  $4,037,500    $4,148,000
Warrant, exercisable until 2006, to purchase
 limited partnership interests at
 $5.425 per unit (B)                                146,654 shs.      09/14/99          1,467     212,500         1,466
-----------------------------------------------------------------------------------------------------------------------
                                                                                    4,038,967   4,250,000     4,149,466
UNIPAC CORPORATION
A manufacturer of laminated materials which are used to seal a variety of packaging containers.
Limited Partnership Interest of Riverside II
 Holding Company L.P. (B)                            50,968 uts.             *         46,715      50,968            --
-----------------------------------------------------------------------------------------------------------------------

VICTORY VENTURES, LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                         11,270 uts.       12/2/96         12,701      27,415        22,540
-----------------------------------------------------------------------------------------------------------------------


VITEX PACKAGING, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Senior Secured Floating Rate Revolving Credit
 Facility due 2003                                 $  1,009,575         1/2/98        485,759   1,009,575     1,004,325
Senior Secured Floating Rate Tranche A
 Note due 2005                                     $  2,058,000         1/2/98      2,041,742   2,058,000     2,045,446
12% Senior Secured Tranche B Note due 2007         $    672,000         1/2/98        678,787     621,600       648,278
Senior Secured Floating Rate Tranch C
 Note due 2006                                     $    680,000        9/17/99        670,286     670,286       680,000
Limited Partnership Interest of Riverside VI
 Holding Company L.P.                                 4.80% int.            **          2,810     351,216       280,973
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                     118 shs.        1/2/98              1      60,117             1
-----------------------------------------------------------------------------------------------------------------------
                                                                                    3,879,385   4,770,794     4,659,023
                                                                                 --------------------------------------
Total Private Placement Investments                                              $165,035,312 184,712,687   164,640,025
                                                                                 ============--------------------------


*2/9/96 and 9/25/96
**12/30/97 and 9/9/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


Corporate Restricted Securities: (A)                                             Shares or                           Market Value
(Continued)                                     Interest            Due          Principal             Cost          at 12/31/99
Rule 144A Securities -- 5.00%: (A)                Rate              Date           Amount           (Note 2B)         (Note 2A)
=================================================================================================================================
BONDS -- 2.11%
Atlantic Coast Airlines Inc.                      8.750%          01/01/07      $    522,930      $    522,930      $    480,912
Climachem, Inc.                                  10.750           12/01/07           175,000           168,000            43,750
Cuddy International Corp.                        10.750           12/01/07           525,000           517,156           315,000
Tjiwi Kima Fin Mauritius LTD                     10.000           08/01/04         2,000,000         1,060,000         1,435,000
Von Hoffman Press, Inc.                          10.375           05/15/06           850,000           851,112           833,000
Winslow Escrow Corporation                       12.750           08/15/07           900,000           878,661           878,148
--------------------------------------------------------------------------------------------------------------------------------
Total Bonds                                                                     $  4,972,930         3,997,859         3,985,810
                                                                                ============------------------------------------

CONVERTIBLE BONDS -- 2.27%
Arbor Software Corporation                        4.500           03/15/05      $    200,000           200,000           189,000
Commscope, Inc.                                   4.000           12/15/06           250,000           250,000           267,765
Echostar Communications, Inc.                     4.875           01/01/07         1,000,000         1,000,000         1,218,630
General Semiconductor, Inc.                       5.750           12/15/06           770,000           770,000           812,350
I2 Technologies, Inc.                             5.250           12/15/06           650,000           650,000           930,313
Liberty Media                                     4.000           11/15/29           700,000           700,000           864,500
--------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                         $  3,570,000         3,570,000         4,282,558
                                                                                ============------------------------------------

CONVERTIBLE PREFERRED STOCK -- 0.58%
D T Industries, Inc.                                                                  40,000         2,000,000         1,000,000
Jordan Telecom Products                                                                   91            72,803            98,269
--------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                                                    2,072,803         1,098,269
                                                                                                     ---------------------------

COMMON STOCK -- 0.01%
Jordan Telecom Products (B)                                                               70            14,000            21,000
--------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                                                      14,000            21,000
                                                                                                     ---------------------------

WARRANTS -- 0.03%
Decrane Aircraft (B)                                                                      70                 1                 1
Energy Conversion Devices Inc. (B)                                                    30,116                --            56,468
Winsloew Escrow Corporation (B)                                                          900                 9                 9
--------------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                              10            56,478
                                                                                                     ---------------------------

Total Rule 144A Securities                                                                           9,654,672         9,444,115
--------------------------------------------------------------------------------------------------------------------------------

Total Corporate Restricted Securities                                                              194,367,359       174,084,140
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                                                   Shares or                        Market Value
                                                      Interest         Due         Principal           Cost          at 12/31/99
Corporate Public Securities -- 19.80%: (A)              Rate           Date          Amount          (Note 2B)        (Note 2A)
================================================================================================================================
BONDS -- 7.46%
Cabot Safety Corporation                               12.500%       07/15/05      $ 1,000,000      $ 1,000,000      $ 1,020,000
Canadian Airlines Corporation                          10.000        05/01/05          455,000          456,000          359,450
DeCrane Aircraft                                       12.000        09/30/08          700,000          699,999          644,000
Derby Cycle Corp.                                      10.000        05/15/08          460,000          460,000          257,600
Doe Run Resources Corp.                                11.250        03/15/05          460,000          440,000          431,250
Doe Run Resources Corp.                                12.231        03/15/03          160,000          135,600          150,400
E V Internation, Inc.                                  11.000        03/15/07        1,000,000          600,000          620,000
GFSI Inc.                                               9.625        03/01/07          145,000          119,994           89,900
Grove Worldwide                                         9.250        05/01/08          335,000          292,325          100,500
Haynes International, Inc.                             11.625        09/01/04          640,000          577,000          555,200
Jordan Industries, Inc.                                10.375        08/01/07          500,000          500,000          500,000
Jordan Telecom Products                                 9.875        08/01/07        1,750,000        1,712,907        1,890,000
Jordan Telecom Products                                 0.000        08/01/07          675,000          577,125          729,000
JTM Industries / ISG Resources, Inc.                   10.000        04/15/08          300,000          300,000          255,000
Kevco, Inc.                                            10.375        12/01/07          275,000          151,250           68,750
M J D Communications, Inc.                              9.500        05/01/08          100,000          100,000           94,500
M J D Communications, Inc.                             10.321        05/01/08          250,000          250,000          233,970
MCMS, Inc                                               9.750        03/01/08          600,000          600,000          300,000
Morris Materials Handling                               9.500        04/01/08          300,000          300,000           99,000
MSX International, Inc                                 11.375        01/15/08          500,000          490,250          477,500
Neff Corp                                              10.250        06/01/08          230,000          227,688          220,800
Numatics, Inc                                           9.625        04/01/08          820,000          790,175          615,000
Pillotex Corporation                                   10.000        11/15/06          100,000          103,000           46,000
Quality Stores, Inc                                    10.625        04/01/07          600,000          586,500          552,000
Remington Products Company                             11.000        05/15/06          600,000          595,506          462,000
Therma-Wave, Inc.                                      10.625        05/15/04          710,000          652,500          731,300
Trans World Airlines                                   11.500        12/15/04          500,000          494,110          320,000
United Refining Company                                10.750        06/15/07        1,365,000        1,365,000          846,300
W R Carpenter North America                            10.625        06/15/07          625,000          631,917          356,250
Wavetek Corporation                                    10.125        06/15/07          130,000          130,000          106,762
WEC Co., Inc.                                          12.000        07/15/09          800,000          800,000          744,000
Worldtex, Inc.                                          9.625        12/15/07          270,000          270,000          218,700
--------------------------------------------------------------------------------------------------------------------------------
Total Bonds                                                                        $17,355,000       16,408,846       14,095,132
                                                                                   ===========----------------------------------

COMMON STOCK -- 8.55%
Agency.com Inc. (B)                                                                      4,875          126,750          248,625
Agilent Technologies, Inc. (B)                                                          16,575          497,250        1,281,463
Akami Technologies, Inc. (B)                                                             3,250           84,500        1,064,781
American Country Holdings Inc. (B)                                                     405,590          760,889          329,542
Associated Materials, Inc.                                                              43,240          497,673          708,055
Benson Petroleum, LTD. (B)                                                             200,000          154,408          172,260
BP Prudhoe Bay Royalty Trust (B)                                                        26,180          356,595          237,256
Budget Group, Inc. (B)                                                                  95,456        1,996,621          865,070
Cacheflow, Inc. (B)                                                                      3,250           78,000          424,734
Caliper Technologies Corp. (B)                                                             650           10,400           43,387
Career Blazers, Inc. (B)                                                               105,000          577,500          945,000
Chartered Semiconductor -- ADR (B)                                                       1,300           26,000           94,900
Cobalt Networks, Inc. (B)                                                                  813           17,886           88,109
Computer Horizons Corp. (B)                                                             21,668          258,540          350,751
Data Return Corp. (B)                                                                    6,500           84,500          347,750
Deltathree.com, Inc. (B)                                                                 4,550           68,250          117,162
Digimarc Corp. (B)                                                                         650           13,000           32,500
Digital Impact, Inc. (B)                                                                   813           12,195           40,752
Dreamlife, Inc. (B)                                                                     40,625          452,156          652,539
E-Stamp Corp. (B)                                                                        9,750          165,750          216,937

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                                                   Shares or                        Market Value
Corporate Public Securities                           Interest         Due         Principal           Cost          at 12/31/99
(Continued)                                             Rate           Date          Amount          (Note 2B)        (Note 2A)
================================================================================================================================
Epcos AG (B)                                                                          13,000       $   433,347      $   970,937
Expedia, Inc. -- Class A (B)                                                           2,600            36,400           91,000
Finisar Corp. (B)                                                                      1,625            30,875          146,047
Florist Transworld Delivery, Inc. (B)                                                 29,374            41,258          587,480
GetThere.com, Inc. (B)                                                                 3,250            52,000          130,812
Hosiery Corporation of America (B)                                                     1,000                --           40,250
iManage, Inc. (B)                                                                        650             7,150           20,881
Immersion Corp. (B)                                                                    1,625            19,500           62,359
Intertrust Technologies Corp. (B)                                                      1,625            29,250          191,141
JNI Corp. (B)                                                                          3,250            61,750          214,500
Jupiter Communications, Inc. (B)                                                       4,875           102,375          147,469
Korea Thrunet Co., Ltd. (B)                                                            1,950            35,100          132,356
Maxygen Inc. (B)                                                                       1,950            31,200          138,450
McAfee.com Corp. (B)                                                                   1,625            19,500           73,125
Metalink Ltd. (B)                                                                      3,250            39,000           66,219
Metasolve Software, Inc. (B)                                                           3,250            61,750          265,687
Next Level Communication, Inc. (B)                                                     2,113            42,260          158,211
Official Payments Corp. (B)                                                            3,250            48,750          169,000
OnDisplay, Inc. (B)                                                                      325             9,100           29,534
Pfsweb Inc. (B)                                                                        1,300            22,100           48,750
Quintus Corp. (B)                                                                      6,500           117,000          298,188
Rainmaker Systems, Inc. (B)                                                            3,250            26,000           65,813
Rent-Way, Inc. (B)                                                                   120,725         1,200,008        2,256,109
SciQuest.com, Inc. (B)                                                                 1,625            26,000          129,188
Swiss Army Brands, Inc. (B)                                                           39,000           393,825          277,875
Sycamore Networks, Inc. (B)                                                            2,275            86,450          700,700
TeleCorp PCS, Inc. (B)                                                                 1,300            26,000           49,400
Terra Networks, S.A. (B)                                                               3,250            43,583          177,938
Tritel, Inc. (B)                                                                       1,625            29,250           51,493
Triton PCS Holdings, Inc. -- Class A (B)                                               2,600            46,800          118,300
Xpedior Incorporated (B)                                                               3,250            61,750           93,438
-------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                                                   9,418,194       16,164,223
                                                                                                  -----------------------------
CONVERTIBLE BONDS -- 3.37%
Advanced Energy                                     5.250%         11/15/06      $   700,000           699,187          833,000
Arbor Software Corporation                          4.500          03/15/05           50,000            35,500           47,250
Clear Channel Communications                        1.500          12/01/02        1,000,000         1,000,000        1,024,560
Diamond Offshore Drilling                           3.750          02/15/07          860,000           850,855          867,792
Kellstorm Industries, Inc.                          5.500          06/15/03          975,000           833,150          646,854
Mindspring Enterprises, Inc                         5.000          04/15/06        1,125,000           987,067        1,077,188
Network Associates, Inc.                            0.000          02/13/18        2,950,000           996,714        1,127,372
STMicroelectronics NV                               0.000          09/09/22          270,000           213,322          369,225
Tower Automotive, Inc.                              5.000          08/01/04          450,000           407,250          370,480
-------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                          $ 8,380,000         6,023,045        6,363,721
                                                                                 ===========-----------------------------------

CONVERTIBLE PREFERRED STOCK -- .39%
Emmis Communications                                                                   6,825           341,250          542,588
PSINet Inc                                                                             3,365           168,250          195,591
-------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                                                      509,500          738,179
                                                                                                  -----------------------------

WARRANTS -- .03%
American Country Holdings Inc. (B)                                                   183,117            45,779           57,224
-------------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                          45,779           57,224
                                                                                                  -----------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Corporate Public Securities                                                                   32,405,364       37,418,479
                                                                                                  -----------------------------


--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

Corporate Public Securities: (A)                                                                               Market Value
(Continued)                                  Interest         Due         Principal             Cost            at 12/31/99
Short-Term Securities                       Rate/Yield       Date           Amount            (Note 2B)          (Note 2A)
============================================================================================================================
COMMERCIAL PAPER -- 7.45%
American Electric Power Company, Inc.          6.461       01/18/00      $   3,700,000      $   3,688,905      $   3,688,902
Case Credit Corporation                        7.030       01/01/00          1,560,000          1,557,309          1,557,303
Conagra, Inc.                                  6.659       01/05/00          2,270,000          2,268,351          2,268,277
Country Wide Home Loans, Inc.                  5.328       01/07/00            495,000            494,567            494,499
Indiana Michigan Power Company                 7.270       01/11/00          2,855,000          2,849,330          2,849,328
Public Service Electric and Gas Company        6.631       01/12/00          3,240,000          3,233,565          3,233,540
----------------------------------------------------------------------------------------------------------------------------
Total Short-Term Securities                                              $  14,120,000         14,092,027         14,091,849
                                                                         =============--------------------------------------

Total Investments                            119.38%                                        $ 240,864,750        225,594,468
                                                                                            =============-------------------
  Other Assets                                 2.17                                                                4,094,569
  Liabilities                                (21.55)                                                             (40,728,277)
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                             100.00%                                                             188,960,760
============================================================================================================================

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B)  Non-income producing security.

See notes to financial statements.


                                                          Fair Value
                                                          at 12/31/99
Corporate Restricted Securities                            (Note 2A)
======================================================================
AEROSPACE & DEFENSE -- .00%
DeCrane Aircraft                                          $         1
----------------------------------------------------------------------
                                                                    1
                                                          ------------
AUTOMOBILE -- 3.80%
America's Body Co./LCP Holding Co.                          3,456,601
LIH Investors, L.P.                                         3,714,873
----------------------------------------------------------------------
                                                            7,171,474
                                                          ------------
BEVERAGE, FOOD & TOBACCO -- 3.72%
Associated Vintage Group, Inc.                                166,750
Beta Brands, Inc.                                           2,428,165
Cains Foods, L.P.                                           3,431,797
Grand Lyon Enterprises                                             --
PepsiAmericas, Inc.                                           996,888
----------------------------------------------------------------------
                                                            7,023,600
                                                          ------------
BROAD CASTING & ENTERTAINMENT -- 1.61%
Echostar Communications, Inc.                               1,218,630
Latin Communications Group                                    956,861
Liberty Media                                                 864,500
----------------------------------------------------------------------
                                                            3,039,991
                                                          ------------
BUILDINGS & REAL ESTATE -- 2.07%
Supreme Industries, Inc.                                      562,778
Truseal Technologies, Inc.                                  3,349,208
----------------------------------------------------------------------
                                                            3,911,986
                                                          ------------

CARGO TRANSPORT -- 2.01%
RailTex, Inc.                                             $ 2,143,182
Tidewater Holdings, Inc.                                    1,661,873
----------------------------------------------------------------------
                                                            3,805,055
                                                          ------------
CHEMICAL, PLASTICS & RUBBER -- 4.58%
AccTech, LLC                                                  182,206
Process Chemicals, LLC                                      2,737,935
Trend Technologies, Inc.                                    4,565,235
U.S. Netting, Inc.                                          1,167,994
----------------------------------------------------------------------
                                                            8,653,370
                                                          ------------
CONSUMER PRODUCTS -- 5.66%
Alpha Shirt Company                                         4,035,561
Consumer Product Enterprises, Inc.                          2,275,018
Corvest Group, Inc.                                         3,957,323
Sharp International Corp.                                     425,000
----------------------------------------------------------------------
                                                           10,692,902
                                                          ------------
CONTAINERS, PACKAGING & GLASS -- 4.63%
C & K Manufacturing and Sales Company                       1,023,184
Capitol Specialty Plastics, Inc.                                  403
Fleming Acquisition Corporation                                45,051
Snyder Industries, Inc.                                     3,025,317
Unipac Corporation                                                 --
Vitex Packaging, Inc.                                       4,659,023
----------------------------------------------------------------------
                                                            8,752,978
                                                          ------------

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999

                                                                 Fair Value
                                                                at 12/31/99
Corporate Restricted Securities (Continued)                      (Note 2A)
============================================================================
DIVERSIFIED/CONGLOMERATE, MANUFACTURING -- 19.17%
Commscope, Inc.                                                $    267,765
D T Industries, Inc.                                              1,000,000
Eagle Pacific Industries, Inc.                                    4,099,580
Energy Conversion Devices Inc.                                       56,468
Evans Consoles, Inc.                                              3,349,886
Hartzell Manufacturing, Inc./
CMS Holding Company                                               3,158,945
Hudson River Capital, LLC                                           950,000
Hussey Seating Company                                            5,038,812
Jackson Products, Inc.                                              998,585
Kappler Safety Group, Inc.                                        3,208,920
Maxtec International Corp.                                          959,158
NPC, Inc.                                                         4,628,407
PAR Acquisition Corp.                                               480,832
Safety Speed Cut Manufacturing                                    4,659,850
The Tranzonic Companies                                           3,370,824
----------------------------------------------------------------------------
                                                                 36,228,032
                                                               -------------

DIVERSIFIED/CONGLOMERATE, SERVICE -- 7.31%
Diversco, Inc./DHI Holdings, Inc.                                 3,314,713
Examination Management Services, Inc.                             3,993,933
Hamilton Funeral Services                                         2,766,427
Magnetic Data Technologies, Inc./
MDT Holdings LLC                                                  2,716,408
Pharmaceutical Buyers, Inc.                                       1,018,941
----------------------------------------------------------------------------
                                                                 13,810,422
                                                               -------------
ELECTRONICS -- 10.62%
Arbor Software Corporation                                          189,000
Averstar, Inc.                                                    1,183,965
Directed Electronics, Inc.                                        4,097,651
General Semiconductor, Inc.                                         812,350
I2 Technologies, Inc.                                               930,313
Mercury Computer Systems, Inc.                                    2,396,926
Nu Horizons Electronics Corp.                                     1,865,540
Precision Dynamics, Inc.                                          3,775,756
Tridex Corp.                                                        660,218
Unidigital, Inc.                                                  4,149,466
----------------------------------------------------------------------------
                                                                 20,061,185
                                                               -------------
FARMING & AGRICULTURE -- .46%
Cuddy International Corp.                                           315,000
Protein Genetics, Inc.                                              550,112
----------------------------------------------------------------------------
                                                                    865,112
                                                               -------------

HEALTH CARE, EDUCATION & CHILDCARE -- 3.80%
D&K Healthcare Resources, Inc.                                    3,417,727
Nexell Therapeutics                                               3,768,345
----------------------------------------------------------------------------
                                                                  7,186,072
                                                               -------------
HOME & OFFICE FURNISHINGS, HOUSEWARES,
AND DURABLE CONSUMER PRODUCTS -- 4.20%
Catalina Lighting, Inc.                                           1,459,350
Fasteners for Retail, Inc.                                        4,157,381
Star International Holdings, Inc.                                 2,316,187
----------------------------------------------------------------------------
                                                                  7,932,918
                                                               -------------

LEISURE, AMUSEMENT, ENTERTAINMENT -- 6.63%
Adventure Entertainment Corporation                               1,942,438
CDnow, Inc.                                                             278
Merit Industries, Inc.                                            2,441,467
Olympic Boat Centers, Inc.                                        3,585,234
Playcore, Inc                                                     4,563,664
----------------------------------------------------------------------------
                                                                 12,533,081
                                                               -------------
MINING, STEEL, IRON & NON-PRECIOUS
METALS -- 1.25%
Better Minerals & Aggregates                                      2,368,867
----------------------------------------------------------------------------
                                                                  2,368,867
                                                               -------------
MISCELLANEOUS -- 3.42%
Climachem, Inc.                                                      43,750
Piping Supply Holdings, Inc.                                      4,079,832
Tjiwi Kima Fin Mauritius LTD                                      1,435,000
Victory Ventures, LLC                                                22,540
Winslow Escrow Corporation                                          878,157
----------------------------------------------------------------------------
                                                                  6,459,279
                                                               -------------
OIL AND GAS -- 3.98%
Applied Process Solutions, Inc.                                   1,219,894
Chaparral Resources, Inc.                                             1,162
Golden Bear Oil Specialties                                       3,720,969
Louis Dreyfus Natural Gas Corporation                               197,682
TransMontaigne Oil Company                                        2,373,715
----------------------------------------------------------------------------
                                                                  7,513,422
                                                               -------------
PERSONAL TRANSPORTATION -- .25%
Atlantic Coast Airlines Inc.                                        480,912
----------------------------------------------------------------------------
                                                                    480,912
                                                               -------------
PRINTING & PUBLISHING -- .44%
Von Hoffman Press, Inc.                                             833,000
----------------------------------------------------------------------------
                                                                    833,000
                                                               -------------
RETAIL STORES -- 2.46%
A T I Acquisition Corporation                                     4,466,938
Rent-Way, Inc.                                                      174,274
----------------------------------------------------------------------------
                                                                  4,641,212
                                                               -------------
TELECOMMUNICATIONS -- .06%
Jordan Telecom Products                                             119,269
----------------------------------------------------------------------------
                                                                    119,269
                                                               -------------

Total Corporate Restricted
Securities -- 92.13%                                           $174,084,140
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


--------------------------------------------------------------------------------

1. HISTORY

MassMutual Corporate Investors (the "Trust") is a closed-end, non-diversified investment company. Massachusetts Mutual Life Insurance Company ("MassMutual") acts as its investment adviser.

The Trust commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

On January 27,1998, the Board of Trustees authorized the formation of a totally held subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been consolidated in the accompanying financial statements.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

A. Valuation of Investments:

Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of MassMutual. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to provide such reports to the Trust at least quarterly.

The financial statements include restricted securities valued at $174,084,140 (92.13% of net assets) as of December 31, 1999 ($166,668,053 at December 31,
1998) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1999, subject to discount where appropriate, and are approved by the Trustees.

Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


--------------------------------------------------------------------------------

B. Accounting for Investments:

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue, for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

C. Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

In 1999, the fund reclassed $354,832 from Undistributed net income to Retained net realized gain on investments to more accurately portray the fund's financial position. This reclass has no impact on the fund's net asset value per share.


3. MANAGEMENT FEE

Under an investment services contract, MassMutual has agreed to invest for its general account concurrently with the Trust in each restricted security purchased by the Trust. MassMutual, in addition to originating and sharing in the purchase of such securities, represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. MassMutual provides a continuing review of the investment operations of the Trust. MassMutual also provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Under the investment services contract, as amended July 1, 1988, the Trust pays MassMutual a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% approximately equivalent to .25% on an annual basis.

The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Stock Price Index and the Lehman Brothers Intermediate Corporate Bond Index over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the year ended December 31, 1999 was:

                               PERFORMANCE
                               ADJUSTMENT          AMOUNT
----------------------------------------------------------
March 31, 1999                  (0.0625%)        (125,580)
June 30, 1999                   (0.0625%)        (104,811)
September 30, 1999              (0.0625%)        (128,042)
December 31, 1999               (0.0625%)        (127,963)
----------------------------------------------------------

4. NOTE PAYABLE

On November 5, 1993, the Trust sold to MassMutual at par a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2000 (the "Note") which accrues at 5.33% per annum. The Note holder, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999


--------------------------------------------------------------------------------
5.   PURCHASES AND SALES OF INVESTMENTS

                                       For the year        For the year
                                      ended 12/31/99      ended 12/31/98
-------------------------------------------------------------------------
Cost of Investments Acquired
-------------------------------------------------------------------------
Corporate restricted securities        $ 99,390,409        $ 84,022,395
Corporate public securities              46,963,001          44,579,636
Short-term securities                   579,219,495         485,878,059

Proceeds from Sales or Maturities
-------------------------------------------------------------------------
Corporate restricted securities        $ 78,805,361        $ 92,673,578
Corporate public securities              76,316,355          57,741,300
Short-term securities                   573,738,039         480,624,992

     The aggregate cost of investments is the same for financial reporting and federal income tax purposes as of December 31, 1999. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 1999 is $15,270,282 and consists of $27,442,696 appreciation and $42,712,978 depreciation.

     The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1998. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1998 was $15,071,547 and consisted of $40,735,293 appreciation and $25,663,746 depreciation.

6.   QUARTERLY RESULTS OF INVESTMENT OPERATIONS

     (UNAUDITED)                                                   Amount          Per Share          Amount          Per Share
----------------------------------------------------------------------------------------------------------------------------------
                                                                        March 31, 1999                     March 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
Investment income                                                $4,710,746                         $4,573,718
Net investment income                                             3,808,088           $0.44          3,435,337           $0.40
Net realized and unrealized gain (loss) on investments           (7,968,093)          (0.93)        14,075,440            1.65
                                                                         June 30, 1999                     June 30, 1998
----------------------------------------------------------------------------------------------------------------------------------
Investment income                                                 4,762,468                          4,410,653
Net investment income                                             3,856,236            0.45          3,260,991            0.38
Net realized and unrealized gain on investments                   7,903,688            0.92          4,030,073            0.47
                                                                       September 30, 1999                September 30, 1998
----------------------------------------------------------------------------------------------------------------------------------
Investment income                                                 5,094,589                          4,341,687
Net investment income                                             4,072,977            0.47          3,142,399            0.37
Net realized and unrealized loss on investments                  (5,083,113)          (0.59)        (9,389,983)          (1.10)
                                                                        December 31, 1999                 December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
Investment income                                                 4,562,018                          4,899,738
Net investment income                                             3,698,382            0.44          4,007,273            0.47
Net realized and unrealized gain (loss) on investments           (2,902,947)          (0.34)         4,168,261            0.49
----------------------------------------------------------------------------------------------------------------------------------

7.   CHANGE IN INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP ("PwC") resigned as the Trust's principal accountant, effective September 7, 1999. The Trust's Audit Committee recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Trust's financial statements for fiscal year 1999. The Board of Trustees approved the appointment of Deloitte & Touche LLP at a meeting held on October 22, 1999.

     For fiscal years 1997 and 1998, and during the period prior to PwC's resignation, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either (1) have not been resolved to PwC's satisfaction and (2) or, if not resolved to PwC's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC's report on the Trust's financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

8.   SUBSEQUENT EVENTS

     On January 1, 2000, Massachusetts Mutual Life Insurance Company ("MassMutual"), the Trust's investment adviser, consolidated its investment management organization into David L. Babson and Company Incorporated ("Babson"), a MassMutual subsidiary that is a federally registered investment adviser (the "Reorganization"). The employees of MassMutual's Investment Management Division and its Investment Management business were transferred to Babson. MassMutual owns and controls approximately 98% of the voting stock of Babson through various subsidiaries. As a result of the Reorganization, MassMutual assigned its investment advisory contract with the Trust to Babson. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved the assignment. No increase in fees or change in portfolio management personnel for the Trust occurred as a result of the Reorganization or the assignment of the advisory contract to the Trust.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

  MASSMUTUAL CORPORATE INVESTORS
  ------------------------------------------------------------------------------
  To the Shareholders and the Board of Trustees of MassMutual Corporate
  Investors

--------------------------------------------------------------------------------

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the schedule of investments, as of December 31, 1999, and the related consolidated statements of operations, cash flows, changes in net assets, and the consolidated financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Trust for the year ended December 31, 1998 and the financial highlights for each of the years in the nine-year period then ended were audited by other auditors, whose report, dated February 25, 1999 expressed an unqualified opinion on those statements and financial highlights.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust as of December 31, 1999, the results of its operations, its cash flows, its changes in net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

     /s/ Deloitte & Touche LLP

     New York, New York


     February 18, 2000

--------------------------------------------------------------------------------
MEMBERS OF THE

  Board of Trustees

Photo of
Stuart H. Reese
Chief Investment Officer, Massachusetts Mutual Life Insurance Company

Photo of
Milton Cooper
Chairman, Kimco Realty Corp.

Photo of
Donald E. Benson*
Executive Vice President and Director, Marquette Bancshares Inc.

Photo of
Richard G. Dooley
Retired Executive Vice President and Chief Investment Officer, Massachusetts Mutual Life Insurance Company

Photo of
Marshall D. Butler
Chairman, Nitzanim AVX Kyocera
Venture Capital Fund

Photo of
Donald Glickman
Chairman, Donald Glickman & Company, Inc.

Photo of
Corine T. Norgaard
Dean, Barney School of Business and Public Administration, University of
Hartford

Photo of
Jack A. Laughery
Chairman, Laughery Investments

Photo of Martin T. Hart*
President and Director, H Corporation

                                                      *Member of Audit Committee
32

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN


MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

OFFICERS
--------------------------------------------------------------------------------

Stuart H. Reese
Chairman

Richard G. Dooley
Vice Chairman

Robert E. Joyal
President

Charles C. McCobb, Jr.
Vice President and Chief Financial Officer

Stephen L. Kuhn
Vice President and Secretary

Michael P. Hermsen
Vice President

William N. Holm
Vice President

Mary Wilson Kibbe
Vice President

Michael L. Klofas
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mark B. Ackerman
Treasurer

Victoria Fortier
Comptroller

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